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                                                                    EXHIBIT 99.3

                                                                    NEWS RELEASE
[LOGO] HEI INC
6385 Old Shady Oak Road
Eden Prairie, Minnesota 55344 USA
952-443-2500

CONTACTS:                                                  FOR IMMEDIATE RELEASE
         Anthony J. Fant, CEO
         Steve E. Tondera, Jr., CFO


       HEI, INC. ANNOUNCES ACQUISITION OF MEDICAL COMPANY CONFERENCE CALL

MINNEAPOLIS--January 28, 2003--HEI, Inc. (Nasdaq: HEII, www.heii.com) will hold a conference call to discuss its acquisition of the Colorado operations of Colorado MEDtech, Inc., (Nasdaq: CMED, www.cmed.com) on Tuesday, January 28, at 4:30 p.m. Eastern Time (3:30 p.m. Central Time). The acquisition includes the RELA and IPS divisions of Colorado MEDtech, Inc.

This call is being webcast and can be accessed in the investors section of HEI's website at www.heii.com. The call will be recorded and be available after the call at this same location on the web page.

The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.companyboardroom.com.


CONTACT INFORMATION:
For more information, please contact Steve E. Tondera, CFO, at 952-443-7053.

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ABOUT HEI
HEI, Inc. specializes in the design and manufacture of high performance, ultraminiature microelectronic devices and high-technology products incorporating those devices. HEI contributes to its customers' competitiveness in the hearing, medical, communications, wireless, RF identification, and industrial markets through innovative design solutions and by the application of state-of-the art materials, processes and manufacturing capabilities. For more information, visit www.heii.com.

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
Corporate Headquarters                                 6385 Old Shady Oak Road, Suite 280, Eden Prairie, MN 55344
Microelectronics Division                              PO Box 5000, 1495 Steiger Lake Lane, Victoria, MN 55386
Medical Device Development and Manufacturing           4801 North 63rd Street, Boulder, CO 80301
High Density Interconnect Division                     610 South Rockford Drive, Tempe, AZ 85281
RF Identification and Smart Card Division              1546 Lake Drive West, Chanhassen, MN 55317
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